X
                             EXHIBIT 24

                          POWER OF ATTORNEY

    We, the undersigned officers and directors of Ionics, Incorporated (the "Company"), hereby severally constitute Arthur L. Goldstein and Stephen Korn, and each of them, to sign for us, and in our names in the capacities indicated below, the Annual Report on Form 10-K of the Company for the fiscal year ended December 31, 1995, and any and all amendments to such Annual Report, hereby ratifying and confirming our signatures as they may be signed by our attorneys to such Annual Report and any and all amendments thereto.

    Witness our hands on the respective dates set forth below.

     Signature                      Title                    Date


/s/William L. Brown                 Director               March 29, 1996
William L. Brown

/s/Arnaud de Vitry d'Avaucourt      Director               March 29, 1996
Arnaud de Vitry
   d'Avaucourt

/s/Lawrence E. Fouraker             Director               March 29, 1996
Lawrence E. Fouraker

/s/Samuel A. Goldblith              Director               March 29, 1996
Samuel A. Goldblith

/s/Arthur L. Goldstein              Chairman of the Board  March 29, 1996
Arthur L. Goldstein                 of Directors, Chief
                                    Executive Officer and
                                    President (Principal
                                    Executive Officer)

/s/Kachig Kachadurian               Director               March 29, 1996
Kachig Kachadurian

/s/William E. Katz                  Director               March 29, 1996
William E. Katz

/s/Robert B. Luick                  Director               March 29, 1996
Robert B. Luick

/s/John J. Shields                  Director               March 29, 1996
John J. Shields

/s/Carl S. Sloane                   Director               March 29, 1996
Carl S. Sloane

/s/Mark S. Wrighton                 Director               March 29, 1996
Mark S. Wrighton

/s/Allen S. Wyett                   Director               March 29, 1996
Allen S. Wyett

101/